EXHIBIT 24

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of November, 2004.

/s/ Pierre Bellon

Pierre Bellon

Exh. 24-1

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of November, 2004.

/s/ Remi Baudin

Remi Baudin

Exh. 24-2

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this June 2004.

/s/ Astrid Bellon

Astrid Bellon

Exh. 24-3

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of November, 2004.

/s/ Bernard Bellon

Bernard Bellon

Exh. 24-4

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of November, 2004.

/s/ François-Xavier Bellon

François-Xavier Bellon

Exh. 24-5

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of November, 2004.

/s/ Sophie Clamens

Sophie Clamens

Exh. 24-6

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of November, 2004.

/s/ Paul Jeanbart

Paul Jeanbart

Exh. 24-7

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of November, 2004.

/s/ Charles Milhaud

Charles Milhaud

Exh. 24-8

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of November, 2004.

/s/ François Périgot

François Périgot

Exh. 24-9

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of November, 2004.

/s/ Èdouard de Royère

Èdouard de Royère

Exh. 24-10

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of November, 2004.

/s/ Nathalie Szabo

Nathalie Szabo

Exh. 24-11

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of June, 2004.

/s/ H.J. Mark Tompkins

H.J. Mark Tompkins

Exh. 24-12

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2004 Stock Option Plan A, Sodexho Alliance January 20, 2004 Stock Option Plan B and Sodexho Alliance January 20, 2004 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 30th day of November, 2004.

/s/ Siân Herbert-Jones

Siân Herbert-Jones

Exh. 24-13